THE MARSICO INVESTMENT FUND

Marsico Focus Fund

Marsico Growth Fund

Marsico 21st Century Fund

Marsico International Opportunities Fund

Marsico Global Fund

Supplement dated April 24, 2020

to the Prospectus dated January 31, 2020

The purpose of this supplement is to update certain risk disclosure information for the Marsico Focus Fund, Marsico Growth Fund, Marsico 21st Century Fund, Marsico International Opportunities Fund, and Marsico Global Fund (together, “the Funds”).

PROSPECTUS

The following risk disclosure is added on page 26 of the Prospectus to the section entitled “More Information about the Funds” in the subsection entitled “Principal Risks of Investing in the Funds” directly after the “Risks of Globalization” disclosure:

“Risks of Unforeseen Global Events. As noted in “Risks of Globalization” above, global economies and financial markets increasingly are interconnected, and conditions and events in one country, region or financial market may adversely impact markets, issuers, or economies in different countries, regions or financial markets. These risks may be magnified if certain events or developments adversely affect the safety or health of consumers, managers and employees around the world or interrupt the global supply chain. In these and other circumstances, such risks might affect companies and investments worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions.

Certain illnesses spread rapidly and have the potential to significantly adversely affect the global economy and Fund investments. For example, past outbreaks of infectious diseases, epidemics, or pandemics such as the severe acute respiratory syndrome (SARS), Middle East respiratory syndrome (MERS), avian influenza, H1N1/09 (swine flu), Ebola virus, and other illnesses at times have had significant adverse impacts on the global economy and Fund investments. More recently, the spread of an infectious respiratory illness caused by a novel strain of coronavirus (COVID-19) and efforts to contain its spread have resulted in significant adverse effects such as, among other things, closing national borders, shutting down businesses and governments, illness and death of consumers, managers and employees, increased health screenings, increased demands on healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, general concern and uncertainty, market volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Funds hold. The COVID-19 outbreak has negatively affected the economies of countries and companies around the world, and has significantly disrupted the global securities and commodities markets. Health crises caused by infectious diseases such as the recent COVID-19 outbreak may exacerbate other preexisting political, social and economic risks in certain countries in ways that may not yet be fully apparent. The impact of infectious diseases may be short term in nature or could last for an extended period of time. Other infectious illness outbreaks, epidemics or pandemics could cause similar or worse effects in the future. The impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE